BLACKROCK ETF TRUST II

BlackRock Flexible Income ETF

(the “Fund”)

Supplement dated July 24, 2023 (the “Supplement”) to the Fund’s

Summary Prospectus and Prospectus, each dated May 15, 2023, as supplemented to date

The following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The second paragraph of the section of the Summary Prospectus entitled “Principal Investment Strategies” and the second paragraph of the section of the Prospectus entitled “Fund Overview of BlackRock Flexible Income ETF — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund may invest up to 20% of its assets in U.S.-domiciled, U.S.-registered dollar-denominated investment grade corporate bonds, U.S. Treasury securities, U.S. agency securities and U.S. agency mortgage-backed securities. The Fund may invest without limit in securities rated below investment grade or which are deemed to be of comparable quality by Fund management (“high yield” or “junk” bonds) at the time of purchase. Fund management considers split rated bonds (bonds that receive different ratings from two or more rating agencies) to have the lower credit rating.

The third paragraph of the section of the Prospectus entitled “More Information About the Fund — Additional Information on Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund may invest without limit in securities rated below investment grade or which are deemed to be of comparable quality by Fund management (“high yield” or “junk” bonds) at the time of purchase. Fund management considers split rated bonds (bonds that receive different ratings from two or more rating agencies) to have the lower credit rating. The Fund may invest in bonds of any maturity or duration. The Fund maintains an average portfolio duration that is between 1 and 5 years. Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of 5 years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 5%.

Shareholders should retain this Supplement for future reference.

PR2-FLEXIN-0723SUP